Exhibit 4.1.1

COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ. NEW YORK. NY AND PITTSBURGH. PA Aviat Networks, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK SEE REVERSE FOR ABBREVIATIONS AND STATEMENT OF RIGHTS GRANTED TO EACH CLASS OF SHARES CUSIP 05366y 10 2 THIS CERTIFIES THAT is the registered holder of FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF S0.01 EACH OF THE COMMON STOCK OF Aviat Networks, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: SEAL President and Chief Executive Officer Treasurer and Assistant Secretary

Aviat Networks, Inc. A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Restated Certificate of Incorporation, as amended, (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any stockholder of the Corporation upon request and without charge at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate. shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right of under unilorn Gilts to Mino’s survivorship and not as tenants Act. Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE. OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER Signature(s) Guaranteed By THE SIGNATURE SHOULD BE GUARANTEED BY A BROKERAGE FIRM OR A FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES APPROVED MEDALLION PROGRAM. SUCH AS A SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE. INC MEDALLION SIGNATURE PROGRAM (MSP)